August 1, 2019
TOUCHSTONE STRATEGIC TRUST
Touchstone Value Fund

Supplement to the Statement of Additional Information
dated October 30, 2018

Effective immediately, in the section "The Sub–Advisors and Portfolio Managers–Value Fund", the table relating to "Ownership of Shares of the Fund" is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range of Beneficial Ownership
Jeff G. Fahrenbruch, CFA	None
David W. Ganucheau, CFA	None
Mark Giambrone	None
Lewis Ropp	None

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-SAI-S5-1907